UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2022

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14469	04-6268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 West Washington Street Indianapolis, Indiana 46204
(Address of principal executive offices)

(317) 636-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8 3/8% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

At the 2022 Annual Meeting of shareholders of Simon Property Group, Inc. (the “Company”), held on May 11, 2022, the Company’s shareholders voted on the following business items which were set forth in the notice for the meeting:

Proposal 1 — Election of Directors: a proposal to elect eleven (11) directors each for a one-year term ending at the 2023 Annual Meeting of Shareholders. All of the nominees for director received the requisite votes to be elected;

Proposal 2 — Advisory Vote to Approve the Compensation of our Named Executive Officers: a proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Company’s proxy statement received over 93% of the votes cast; and

Proposal 3 — Ratification of Independent Registered Public Accounting Firm: a proposal to ratify the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022 received the requisite votes to be ratified.

The vote tabulation for each proposal is as follows:

Proposal 1 — Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Glyn F. Aeppel	249,404,738	7,620,984	584,593	25,128,130
Larry C. Glasscock	241,439,159	15,582,932	588,224	25,128,130
Karen N. Horn, Ph.D.	209,925,822	45,761,591	1,922,902	25,128,130
Allan Hubbard	239,305,452	17,716,119	588,744	25,128,130
Reuben S. Leibowitz	222,800,802	34,224,311	585,202	25,128,130
Gary M. Rodkin	246,443,177	10,578,360	588,778	25,128,130
Peggy Fang Roe	255,898,491	1,139,852	571,972	25,128,130
Stefan M. Selig	248,958,104	8,066,405	585,806	25,128,130
Daniel C. Smith, Ph.D.	245,574,208	11,450,616	585,491	25,128,130
J. Albert Smith, Jr.	223,289,245	33,722,165	598,905	25,128,130
Marta R. Stewart	255,705,622	1,328,138	576,555	25,128,130

The voting trustees who vote the Company’s Class B common stock voted all 8,000 outstanding Class B shares for the election of the following three (3) persons as directors:

David Simon

Herbert Simon

Richard S. Sokolov

Proposal 2 — Advisory Vote to Approve the Compensation of our Named Executive Officers

			BROKER
FOR	AGAINST	ABSTAIN	NON-VOTE
240,071,798	16,672,924	865,593	25,128,130

Proposal 3 — Ratification of Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN
274,463,173	8,100,732	174,540

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2022

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven E. Fivel
Name: Steven E. Fivel
Title: General Counsel and Secretary